Principal Exchange-Traded Funds
Supplement dated April 30, 2019
to the Statement of Additional Information dated November 1, 2018 as amended and restated April 8, 2019
(as supplemented on April 29, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On or about June 5, 2019, delete all references to the Principal International Multi-Factor Index ETF from the SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS
Principal International Multi-Factor Index ETF
The Fund will liquidate on or about June 5, 2019. On that date, delete references to the Fund from this SAI.